SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 25, 2006

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH	45043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following schedule reflects the reconciliation of Non-GAAP measures that will be discussed in the first quarter analysts’ conference call to be held on April 25, 2006 at 11:00 a.m.

Supplemental Information

EBITDA (Dollars in millions)	Three Months Ended March 31, 2006
EBITDA	$80.3
Depreciation	(50.1)
Amortization	(0.8)

Operating profit	$29.4

EBITDA per ton
EBITDA per ton	$53
Depreciation per ton	(33)
Amortization per ton	(1)

Operating profit per ton	$19

Adjusted Operating Profit (Dollars in millions)	Three Months Ended March 31, 2006
Operating profit	$29.4
Maintenance outage costs	11.0
Contingency plan-related costs	27.0

Adjusted operating profit	$67.4

Adjusted Operating Profit per ton
Operating profit per ton	$19
Maintenance outage costs per ton	7
Contingency plan-related costs per ton	18

Adjusted operating profit per ton	$44

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: April 25, 2006